UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported) October 31, 2005

USN CORPORATION

(Exact name of registrant as specified in its charter)

Colorado	33-42701	84-1186026
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5215 North O’Connor, Suite 200 Irving, Texas	76039
(Address of principal executive offices)	(Zip code)

(972) 686-9102

(Registrant’s telephone number, including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into Material Definitive Agreement.

On October 31, 2005, USN Corporation (the “Company”) entered into a separation agreement with Terry Washburn in connection with the resignation of Mr. Washburn as director and officer of the Company.

The separation agreement provides that Mr. Washburn will receive a severance benefit of $58,500, to be paid in nine semi-monthly installments of $6,500 beginning on November 5, 2005. Mr. Washburn also received 350,000 shares of the Company’s common stock. The foregoing description of Mr. Washburn’s separation agreement does not purport to be complete and is qualified in its entirety by the terms of the separation agreement, which is filed as Exhibit 10.8 to this Current Report on Form 8-K and incorporated into this Item 1.01 by this reference.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 7, 2005, the Company received the resignation of Mr. Washburn as director of the Company effective as of October 31, 2005.

Item	9.01. Financial Statements and Exhibits.

(c)	Exhibits:

Exhibit Number	Reference
10.8	Separation Agreement dated October 31, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

USN CORPORATION

Date: November 10, 2005	By:	/s/ Mark J. Miller
		Name:	Mark J. Miller
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Reference
10.8	Separation Agreement dated October 31, 2005

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